EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Tim Clifford	January 22, 2018
Tim Clifford	Date
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Carol Kaufman	January 29, 2018
Carol Kaufman	Date
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ellen H. Masterson	January 22, 2018
Ellen H. Masterson	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Randall A. Mehl	January 22, 2018
Randall A. Mehl	Date
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Morphy	January 22, 2018
John Morphy	Date
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and DANIEL D. HERINK and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman Sorensen	January 22, 2018
Norman Sorensen	Date